UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2011

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On May 5, 2011, WellCare Health Plans, Inc. (“WellCare”) received an executed Amendment #11 (“Amendment #11”) to Contract No. 0654 (“Contract 0654”) between the Georgia Department of Community Health (“DCH”) and WellCare of Georgia, Inc. (“WCGA”), a wholly-owned subsidiary of WellCare.

Amendment #11 revises Contract 0654 to include the terms and conditions pursuant to which WCGA will provide services to participants of Georgia’s Planning for Healthy Babies Program (the “P4HB Program”), a family planning demonstration project under section 1115 of the Social Security Act.  Among other things, Amendment #11 sets forth:

•	the types of health care services that WCGA will cover under the various benefit levels of the P4HB Program;

•	the rates payable by DCH to WCGA for provision of P4HB Program services (which such rates are the subject of a request for confidential treatment);

•	the reporting obligations and performance level requirements applicable to the P4HB Program;

•	the eligibility requirements for enrollment in the P4HB Program and related procedures for the parties; and

•	certain ancillary obligations of WCGA related to the P4HB Program, such as case management and providing information and other enrollee support services to P4HB Program enrollees.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under Contract 0654 or Amendment #11.  The above description is qualified in its entirety by reference to Contract 0654, as amended and restated, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and its subsequent amendments, which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibit is filed as part of this report:

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Amendment #8 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc. (amended and restated contract)	10-K	2/16/2011	10.49
10.2	Amendment #9 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	8-K	12/1/2010	10.1
10.3	Amendment #11 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	Filed herewith

*Portions of these exhibits have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011	WELLCARE HEALTH PLANS, INC. /s/ Timothy S. Susanin
Timothy S. Susanin
Senior Vice President , General Counsel and Secretary

Exhibit Index

		INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
10.1	Amendment #8 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc. (amended and restated contract)	10-K	2/16/2011	10.49
10.2	Amendment #9 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	8-K	12/1/2010	10.1
10.3	Amendment #11 to Contract No. 0654 between the Georgia Department of Community Health and WellCare of Georgia, Inc.*	Filed herewith

*Portions of these exhibits have been omitted pursuant to a request for confidential treatment.